UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2019

TWENTY-FIRST CENTURY FOX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On January 24, 2019, 21st Century Fox America, Inc. (“21CFA”), a subsidiary of Twenty-First Century Fox, Inc. (the “Company”), the Company, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), Citibank, N.A. (“Citibank”), Deutsche Bank AG New York Branch (“DB”), Goldman Sachs Bank USA (“GS”) and Morgan Stanley Bank, N.A. (“Morgan Stanley”, together with JPMorgan Chase, Citibank, DB and GS, the “Lenders”) entered into a second amendment (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of May 21, 2015 (as amended prior to the date hereof, the “Credit Agreement”), by and among 21CFA as Borrower, the Company as Parent Guarantor, the lenders party thereto, the issuing banks party thereto, JPMorgan Chase and Citibank as Co-Administrative Agents, JPMorgan Chase as Designated Agent, Bank of America, N.A. as Syndication Agent, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Joint Lead Arrangers and Joint Bookrunners and Deutsche Bank Securities Inc. and GS, as Co-Documentation Agents.

The Amendment amends the Credit Agreement to, among other matters:

•

state that the Transactions, as defined in that certain Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018, by and among the Company, The Walt Disney Company (“Disney”) and certain of Disney’s subsidiaries (the “Merger Agreement”), are permitted under the negative covenant in the Credit Agreement relating to mergers and that the commitments under the Credit Agreement shall terminate on the date on which the Mergers (as defined in the Merger Agreement) become effective;

•

permit, prior to the consummation of the Separation (as defined in the Merger Agreement), any debt incurred by one or more subsidiaries of the Company the proceeds of which are to be used to finance the Separation and the transactions related thereto (including the Dividend (as defined in the Merger Agreement)), including the payment of fees and expenses related thereto (such debt, the “Separation Debt”); and

•

prior to the consummation of the Separation, exclude any Separation Debt from the calculation of the aggregate principal amount of consolidated debt of the Company for purposes of the financial covenant in the Credit Agreement.

In the ordinary course of their respective businesses, one or more of the Lenders, or their affiliates, have or may have various relationships with 21CFA, the Company and the Company’s subsidiaries involving the provision of a variety of financial services, including cash management, commercial banking, investment banking, advisory or other financial services, for which they received, or will receive, customary fees and expenses. In addition, 21CFA, the Company and the Company’s subsidiaries have entered into or may enter into in the future certain engagements with one or more Lenders or their affiliates relating to specific endeavors.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Credit Agreement is summarized in more detail in a Current Report on Form 8-K filed on May 21, 2015 and a Current Report on Form 8-K filed on December 22, 2016.

Notes Offering

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 25, 2019, Fox Corporation (“FOX”), a wholly-owned subsidiary of the Company, closed the previously announced offering of its $6.8 billion in aggregate principal amount of Notes (as defined below) (the “Notes Offering”). The Notes Offering consisted of five tranches of senior unsecured notes, including: (i) $750.0 million in aggregate principal amount of 3.666%

Senior Notes due 2022 (the “2022 Notes”), (ii) $1.25 billion in aggregate principal amount of 4.030% Senior Notes due 2024 (the “2024 Notes”), (iii) $2.0 billion in aggregate principal amount of 4.709% Senior Notes due 2029 (the “2029 Notes”), (iv) $1.25 billion in aggregate principal amount of 5.476% Senior Notes due 2039 (the “2039 Notes”) and (v) $1.55 billion in aggregate principal amount of 5.576% Senior Notes due 2049 (the “2049 Notes” and, collectively with the 2022 Notes, the 2024 Notes, the 2029 Notes and the 2039 Notes, the “Notes”). The Notes were offered and sold only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.

The Notes were sold pursuant to the indenture dated as of January 25, 2019, among FOX, the Company, as guarantor, and The Bank of New York Mellon, as trustee (the “Indenture”).

The Company will fully and unconditionally guarantee the Notes on a senior unsecured basis. Upon the consummation of the distribution (the “Distribution”) of all of the issued and outstanding common stock of FOX to stockholders of the Company (other than holders of the shares held by subsidiaries of the Company) on a pro rata basis (the “Guarantee Release Condition”), the Company’s guarantee will be automatically released, and thereafter, the Notes will solely be the obligations of FOX.

The Indenture limits the ability of FOX and, prior to consummation of the Guarantee Release Condition, the Company to, among other things, merge, consolidate or sell all or substantially all of its assets, provided, however, that such limitation does not apply to the Disney Transaction (as defined in the Notes). The Indenture also limits the ability of FOX and its subsidiaries and, prior to consummation of the Guarantee Release Condition, the Company and its subsidiaries, to, among other things, create, incur or assume liens on assets.

Repayment of the Notes may be accelerated upon the occurrence of a Change of Control Triggering Event (as defined below). Upon the occurrence of a Change of Control Triggering Event, FOX will be required to make an offer to purchase each series of Notes at a purchase price in cash equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase. Under the Indenture, a “Change of Control Triggering Event” means a change of control (as defined below) and a rating decline (as defined below). A “change of control” means (i) prior to the satisfaction of the Guarantee Release Condition, any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Company, any subsidiary of the Company, or any employee benefit plan of either the Company or any Subsidiary of the Company, or the Murdoch Family (as defined in the Indenture), becomes the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding common stock entitled to vote generally for the election of directors, and (ii) following the satisfaction of the Guarantee Release Condition, any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than FOX, any subsidiary of FOX, any employee benefit plan of either FOX or any subsidiary of FOX, or the Murdoch Family, becomes the beneficial owner of 50% or more of the combined voting power of FOX’s then outstanding common stock entitled to vote generally for the election of directors. The Disney Transaction shall not constitute a change of control. A “rating decline” is defined as the occurrence of the following on, or within 90 days after, the earlier of (i) the occurrence of a change of control or (ii) public notice of the occurrence of a change of control or the intention by the Company or FOX, as applicable, to effect a change of control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the rating agencies), (a) in the event the Notes are rated by either rating agency on the rating date as investment grade, the rating of the Notes shall be reduced so that the Notes are rated below investment grade by both rating agencies, or (b) in the event the Notes are rated below investment grade by both rating agencies on the rating date, the rating of the Notes by both rating agencies shall be decreased by one or more gradations (including gradations within rating categories as well as between rating categories).

Repayment of the Notes may be accelerated upon the occurrence of Events of Default specified in the Indenture. The following are “Events of Default” under the Indenture: (a) failure to pay when due, upon redemption, acceleration or otherwise, the principal of, or premium, if any, on the applicable series of Notes; (b) failure to pay any interest on the applicable series of Notes when due, if such failure continues for 30 days; (c) failure of FOX, the Company or any guarantor to perform any other covenant under the Indenture, which continues for 90 days after written notice; and (d) certain events of bankruptcy, insolvency or reorganization of FOX.

Each series of the Notes is redeemable, as a whole or in part, at FOX’s option, at any time or from time to time, upon notice to the registered address of each holder of such series of Notes at least 10 days but not more than 60 days prior to the redemption. Except as provided below, the redemption price will be equal to the greater of (1) 100% of the principal amount of the series of Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Notes) on such series of Notes discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Notes) plus (i) 20 basis points for the 2022 Notes, (ii) 25 basis points for the 2024 Notes, (iii) 30 basis points for the 2029 Notes, (iv) 40 basis points for the 2039 Notes, and (iv) 40 basis points for the 2049 Notes. In each case, accrued interest will be paid to, but not including, the date of the redemption. In addition, at any time on or after (i) December 25, 2023 (one month prior to the maturity date of the 2024 Notes) with respect to the 2024 Notes, (ii) October 25, 2028 (three months prior to the maturity date of the 2029 Notes) with respect to the 2029 Notes, (iii) July 25, 2038 (six months prior to the maturity date of the 2039 Notes) with respect to the 2039 Notes, and (iv) July 25, 2048 (six months prior to the maturity date of the 2049 Notes) with respect to the 2049 Notes, FOX may redeem some or all of the applicable series of notes at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Notes being redeemed to, but not including, the applicable redemption date.

In the event that the Distribution is not consummated on or prior to the earlier of (i) December 13, 2019, subject to extension as set forth in the Notes, or (ii) the date that the Merger Agreement is terminated in accordance with its terms, FOX will be required to redeem all of the outstanding Notes pursuant to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon to, but not including, the Special Mandatory Redemption Date (as defined in the Notes) on such Notes being redeemed.

The Notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

In connection with the offering of the Notes, on January 25, 2019, FOX entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., and Goldman Sachs & Co. LLC, as representatives of the initial purchasers of the Notes, pursuant to which FOX agreed to file with the Securities and Exchange Commission a Registration Statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act, with respect to an offer to exchange the Notes for the Exchange Notes (as defined below) and to offer to the holders of Notes who are able to make certain representations the opportunity to exchange their outstanding Notes for freely tradable notes registered under the Securities Act having substantially the same terms as the Notes (except that they will not contain transfer restrictions) and evidencing the same indebtedness as the Notes (the “Exchange Notes”). In addition, under certain circumstances, FOX may be required to file a shelf registration statement to cover resales of the Notes (a “Shelf Registration Statement”).

If (i) the exchange offer is required to be consummated under the Registration Rights Agreement and FOX fails to issue Exchange Notes in exchange for all Notes properly tendered and not withdrawn in the exchange offer by the 440th day following the consummation of the Notes Offering or (ii) FOX fails to file the Shelf Registration Statement or to have it declared effective on or before the dates specified in the Registration Rights Agreement, if required, or (iii) either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with the exchange offer or resales of Registrable Securities (as defined in the Registration Rights Agreement), as applicable, during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (i) to (iii) above, a “Registration Default”), then FOX shall pay as liquidated damages additional interest (“Additional Interest”) on the Notes as to which the Registration Default exists. If a Registration Default exists with respect to the notes of a series, the interest rate on such Registrable Securities of such series will increase, with respect to the first 90-day period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such Registration Default, 0.25% per annum, such interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, up to a maximum rate of Additional Interest of 0.50% per annum. Upon (x) the issuance of Exchange Notes in exchange for all notes properly tendered and not withdrawn in the exchange offer (in the case of clause (i) of the preceding sentence), (y) the filing or effectiveness of the Shelf Registration Statement (in the case of clause (ii) of the preceding sentence), or (z) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, which had ceased to be effective (in the case of clause (iii) of the preceding sentence), Additional Interest as a result of the Registration Default described in such clause shall cease to accrue (but any accrued amount shall be payable) and the interest rate on the applicable Notes will revert to the original rate if no other Registration Default has occurred and is continuing.

In the ordinary course of their respective businesses, one or more of the initial purchasers, or their affiliates, have or may have various relationships with FOX, the Company and the Company’s subsidiaries involving the provision of a variety of financial services, including cash management, commercial banking, investment banking, advisory or other financial services, for which they received, or will receive, customary fees and expenses. In addition, FOX, the Company and the Company’s subsidiaries have entered into or may enter into in the future certain engagements with one or more initial purchasers or their affiliates relating to specific endeavors.

The foregoing description of the Indenture, the Notes and the Registration Rights Agreement is qualified in its entirety by reference to the Indenture, the Notes and the Registration Rights Agreement, respectively, copies of which are filed as Exhibits 4.1 through 4.7 to this Current Report on Form 8-K. Each of the foregoing documents is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of January 25, 2019, by and among Fox Corporation, Twenty-First Century Fox, Inc., as guarantor, and The Bank of New York Mellon, as trustee.

4.2	Form of Notes representing $750,000,000 principal amount of 3.666% Senior Notes due 2022, dated January 25, 2019.

4.3	Form of Notes representing $1,250,000,000 principal amount of 4.030% Senior Notes due 2024, dated January 25, 2019.

4.4	Form of Notes representing $2,000,000,000 principal amount of 4.709% Senior Notes due 2029, dated January 25, 2019.

4.5	Form of Notes representing $1,250,000,000 principal amount of 5.476% Senior Notes due 2039, dated January 25, 2019.

4.6	Form of Notes representing $1,550,000,000 principal amount of 5.576% Senior Notes due 2049, dated January 25, 2019.

4.7	Registration Rights Agreement, dated as of January 25, 2019, by and among Fox Corporation and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC.

10.1	Second Amendment to Amended and Restated Credit Agreement, dated as of January 24, 2019, to the Amended and Restated Credit Agreement, dated as of May 21, 2015, by and among, 21st Century Fox America, Inc., Twenty-First Century Fox, Inc., and the lenders and issuing banks named therein, JPMorgan Chase Bank, N.A. and Citibank, N.A. as co-administrative agents, JPMorgan Chase Bank, N.A. as designated agent, Bank of America, N.A. as syndication agent, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners and Deutsche Bank Securities Inc. and Goldman Sachs Bank USA, as co-documentation agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

DATED: January 25, 2019